                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Steven Schottenstein, am Chief Operating Officer and a director of M/I Schottenstein Homes, Inc. (the "Company"), and I do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                                /s/  Steven Schottenstein
                                                --------------------------------
                                                Steven Schottenstein
                                                Chief Operating Officer
                                                and Director

                                POWER OF ATTORNEY

         I, Irving E. Schottenstein, am Chief Executive Officer and a director of M/I Schottenstein Homes, Inc. (the "Company"), and I do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacities as principal executive officer and a director of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacities indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                    /s/ Irving E. Schottenstein
                                    --------------------------------------------
                                    Irving E. Schottenstein
                                    Chief Executive Officer (principal executive
                                        officer)
                                    Director

                                POWER OF ATTORNEY

         I, Robert H. Schottenstein, am President and a director of M/I Schottenstein Homes, Inc. (the "Company"), and I do hereby constitute and appoint Phillip G. Creek my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorney and agent, or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                                       /s/ Robert H. Schottenstein
                                       -----------------------------------------
                                       Robert H. Schottenstein
                                       President and Director

                                POWER OF ATTORNEY

         I, Friedrich K. M. Bohm, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                            /s/  Friedrich K. M. Bohm
                                            ------------------------------------
                                            Friedrich K. M. Bohm
                                            Director

                                POWER OF ATTORNEY

         I, Kerrii B. Anderson, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Phillip
G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                            /s/  Kerrii B. Anderson
                                            ------------------------------------
                                            Kerrii B. Anderson
                                            Director

                                POWER OF ATTORNEY

         I, Norman L. Traeger, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Phillip
G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                               /s/ Norman L. Traeger
                                               ---------------------------------
                                               Norman L. Traeger
                                               Director

                                POWER OF ATTORNEY

         I, Jeffrey H. Miro, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Phillip
G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                                 /s/ Jeffrey H. Miro
                                                 -------------------------------
                                                 Jeffrey H. Miro
                                                 Director

                                POWER OF ATTORNEY

         I, Thomas D. Igoe, a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Phillip
G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

                                                 /s/ Thomas D. Igoe
                                                 -------------------------------
                                                 Thomas D. Igoe
                                                 Director

                                POWER OF ATTORNEY

         I, Lewis R. Smoot, Sr., a director of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.




                                           /s/  Lewis R. Smoot, Sr.
                                           -------------------------------------
                                           Lewis R. Smoot, Sr.
                                           Director

                                POWER OF ATTORNEY

         I, Phillip G. Creek, Chief Financial Officer (principal financial and accounting officer) of M/I Schottenstein Homes, Inc. (the "Company"), do hereby constitute and appoint Robert H. Schottenstein my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as principal financial officer of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "2000 Form 10-K"), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2000 Form 10-K and any and all amendments to such 2000 Form 10-K; and I do hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes shall do or cause to be done by virtue hereof.




                                    /s/ Phillip G. Creek
                                    ----------------------------------
                                    Phillip G. Creek
                                    Chief Financial Officer (principal financial
                                      and accounting officer)